UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 10, 2010, EXCO Resources, Inc. (the “Company”) announced the pricing of its registered public offering of $750.0 million aggregate principal amount of senior notes due 2018. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Such information shall not be incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXCO RESOURCES, INC.

By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President – Finance

Date: September 10, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 10, 2010.